UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2011

BIOPACK ENVIRONMENTAL SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-29981
(Commission File Number)

91-2027724
(IRS Employer Identification No.)

Room 1302, 13/F, Enterprise Centre, 4 Hart Avenue, Tsim Sha Tsui, Kowloon, Hong Kong
(Address of principal executive offices and Zip Code)

+852.3586.1383
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On May 31, 2011, we entered into a cancellation agreement with Well Talent Technology Limited pursuant to which we cancelled our agreement dated July 9, 2010 with Well Talent Technology for the sale and purchase of the shares and shareholders’ loans of our two subsidiaries, Roots Biopark Limited and Biopack (Intellectual Property) Limited. In the cancellation agreement, each of Well Talent Technology and our company agreed to release the other from any claims under the cancelled agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Cancellation Agreement in Relation to Roots Biopark Limited and Roots Biopack (Intellectual Property Limited) dated May 31, 2011 between our company and Well Talent Technology Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

By:	/s/ Gerald Lau
Gerald Lau
President, Chief Executive Officer and Director
Dated: June 1, 2011